AUGUST 9, 2021
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD HIGH YIELD FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2021
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2021, AS SUPPLEMENTED MARCH 1, 2021
This Supplement contains new and additional information regarding The Hartford High Yield Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Michael V. Barry will be added as a portfolio manager to The Hartford High Yield Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “The Hartford High Yield Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Christopher A. Jones, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Michael V. Barry	Senior Managing Director and Fixed Income Portfolio Manager	2012
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  High Yield Fund” in the above referenced Statutory Prospectus, the following is added:
Michael V. Barry, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2021 and has been involved in securities analysis for the Fund since 2012. Mr. Barry joined Wellington Management as an investment professional in 2010.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7583
August 2021